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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     September 14, 1999


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-62025                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS

On September 15, 1999, the MBNA Master Credit Card Trust II Series 1994-A will be terminated in accordance with the provisions of Section 10 of the Series 1994-A Supplement dated as of August 4, 1994 to the Pooling and Servicing Agreement dated as of August 4, 1994
(the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final payment will be made on the Series 1994-A certificates after presentation and surrender of the Series 1994-A certificates at the offices of The Bank of New York, as the trustee.

On September 15, 1999, the MBNA Master Credit Card Trust II Series 1994-B will be terminated in accordance with the provisions of Section 10 of the Series 1994-B Supplement dated as of August 18, 1994 to the Pooling and Servicing Agreement dated as of August 4, 1994
(the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final payment will be made on the Series 1994-B certificates after presentation and surrender of the Series 1994-B certificates at the offices of The Bank of New York, as the trustee.

	MBNA Master Credit Card Trust II Series 1999-E Classes A and B Certificates were issued July 7, 1999. The net proceeds from the sale of Series 1999-E will be used by the Seller for its general corporate purposes.

	MBNA Master Credit Card Trust II Series 1999-G Classes A and B Certificates were issued July 29, 1999. The net proceeds from the sale of Series 1999-G will be used by the Seller for its general corporate purposes.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

      4.1 Series 1999-E Supplement to the Pooling and Servicing Agreement, dated as of July 7, 1999, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.2 Series 1999-G Supplement to the Pooling and Servicing Agreement, dated as of July 29, 1999, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.3 Series 1999-G Interest Rate Swap Agreement between Westdeutsche Landesbank Girozentrale, New York Branch, Swap Counterparty, and The Bank of New York, Trustee.


     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended August 31, 1999.

      20.2 Series 1994-B Certificateholders' Statement for the month ended August 31, 1999.

      20.3 Series 1994-C Certificateholders' Statement for the month ended August 31, 1999.

      20.4 Series 1995-A Certificateholders' Statement for the month ended August 31, 1999.

      20.5 Series 1995-B Certificateholders' Statement for the month ended August 31, 1999.

      20.6 Series 1995-C Certificateholders' Statement for the month ended August 31, 1999.

      20.7 Series 1995-D Certificateholders' Statement for the month ended August 31, 1999.

      20.8 Series 1995-E Certificateholders' Statement for the month ended August 31, 1999.

      20.9 Series 1995-F Certificateholders' Statement for the month ended August 31, 1999.

     20.10 Series 1995-I Certificateholders' Statement for the month ended August 31, 1999.

     20.11 Series 1995-J Certificateholders' Statement for the month ended August 31, 1999.

     20.12 Series 1996-A Certificateholders' Statement for the month ended August 31, 1999.

     20.13 Series 1996-B Certificateholders' Statement for the month ended August 31, 1999.

     20.14 Series 1996-C Certificateholders' Statement for the month ended August 31, 1999.

     20.15 Series 1996-D Certificateholders' Statement for the month ended August 31, 1999.

     20.16 Series 1996-E Certificateholders' Statement for the month ended August 31, 1999.

     20.17 Series 1996-G Certificateholders' Statement for the month ended August 31, 1999.

     20.18 Series 1996-H Certificateholders' Statement for the month ended August 31, 1999.

     20.19 Series 1996-J Certificateholders' Statement for the month ended August 31, 1999.

     20.20 Series 1996-K Certificateholders' Statement for the month ended August 31, 1999.

     20.21 Series 1996-L Certificateholders' Statement for the month ended August 31, 1999.

     20.22 Series 1996-M Certificateholders' Statement for the month ended August 31, 1999.

     20.23 Series 1997-B Certificateholders' Statement for the month ended August 31, 1999.

     20.24 Series 1997-C Certificateholders' Statement for the month ended August 31, 1999.

     20.25 Series 1997-E Certificateholders' Statement for the month ended August 31, 1999.

     20.26 Series 1997-F Certificateholders' Statement for the month ended August 31, 1999.

     20.27 Series 1997-I Certificateholders' Statement for the month ended August 31, 1999.

     20.28 Series 1997-J Certificateholders' Statement for the month ended August 31, 1999.

     20.29 Series 1997-K Certificateholders' Statement for the month ended August 31, 1999.

     20.30 Series 1997-M Certificateholders' Statement for the month ended August 31, 1999.

     20.31 Series 1997-N Certificateholders' Statement for the month ended August 31, 1999.


     20.32 Series 1998-A Certificateholders' Statement for the month ended August 31, 1999.


     20.33 Series 1998-C Certificateholders' Statement for the month ended August 31, 1999.

     20.34 Series 1998-D Certificateholders' Statement for the month ended August 31, 1999.

     20.35 Series 1998-E Certificateholders' Statement for the month ended August 31, 1999.

     20.36 Series 1998-F Certificateholders' Statement for the month ended August 31, 1999.

     20.37 Series 1998-G Certificateholders' Statement for the month ended August 31, 1999.

     20.38 Series 1998-I Certificateholders' Statement for the month ended August 31, 1999.

     20.39 Series 1998-J Certificateholders' Statement for the month ended August 31, 1999.

20.40 Series 1999-A Certificateholders' Statement for the month ended August 31, 1999.

20.41 Series 1999-B Certificateholders' Statement for the month ended August 31, 1999.

20.42 Series 1999-D Certificateholders' Statement for the month ended August 31, 1999.

20.43	Series 1999-E Certificateholders' Statement for the month ended
August 31, 1999.

20.44	Series 1999-G Certificateholders' Statement for the month ended
August 31, 1999.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended August 31, 1999.

     99.2. Series 1994-B Key Performance Factors for the month ended August 31, 1999.

     99.3. Series 1994-C Key Performance Factors for the month ended August 31, 1999.

     99.4. Series 1995-A Key Performance Factors for the month ended August 31, 1999.

     99.5. Series 1995-B Key Performance Factors for the month ended August 31, 1999.

     99.6. Series 1995-C Key Performance Factors for the month ended August 31, 1999.

     99.7. Series 1995-D Key Performance Factors for the month ended August 31, 1999.

     99.8. Series 1995-E Key Performance Factors for the month ended August 31, 1999.

     99.9. Series 1995-F Key Performance Factors for the month ended August 31, 1999.

    99.10. Series 1995-I Key Performance Factors for the month ended August 31, 1999.

    99.11. Series 1995-J Key Performance Factors for the month ended August 31, 1999.

    99.12. Series 1996-A Key Performance Factors for the month ended August 31, 1999.

    99.13. Series 1996-B Key Performance Factors for the month ended August 31, 1999.

    99.14. Series 1996-C Key Performance Factors for the month ended August 31, 1999.

    99.15. Series 1996-D Key Performance Factors for the month ended August 31, 1999.

    99.16. Series 1996-E Key Performance Factors for the month ended August 31, 1999.

    99.17. Series 1996-G Key Performance Factors for the month ended August 31, 1999.

    99.18. Series 1996-H Key Performance Factors for the month ended August 31, 1999.

    99.19. Series 1996-J Key Performance Factors for the month ended August 31, 1999.

    99.20. Series 1996-K Key Performance Factors for the month ended August 31, 1999.

    99.21. Series 1996-L Key Performance Factors for the month ended August 31, 1999.

    99.22. Series 1996-M Key Performance Factors for the month ended August 31, 1999.

    99.23. Series 1997-B Key Performance Factors for the month ended August 31, 1999.

    99.24. Series 1997-C Key Performance Factors for the month ended August 31, 1999.

    99.25. Series 1997-E Key Performance Factors for the month ended August 31, 1999.

    99.26. Series 1997-F Key Performance Factors for the month ended August 31, 1999.

    99.27. Series 1997-I Key Performance Factors for the month ended August 31, 1999.

    99.28. Series 1997-J Key Performance Factors for the month ended August 31, 1999.

99.29. Series 1997-K Key Performance Factors for the month ended
August 31, 1999.

99.30. Series 1997-M Key Performance Factors for the month ended
August 31, 1999.

99.31. Series 1997-N Key Performance Factors for the month ended
August 31, 1999.

99.32. Series 1998-A Key Performance Factors for the month ended
August 31, 1999.

99.33. Series 1998-C Key Performance Factors for the month ended
August 31, 1999.

99.34. Series 1998-D Key Performance Factors for the month ended
August 31, 1999.

99.35. Series 1998-E Key Performance Factors for the month ended
August 31, 1999.

99.36. Series 1998-F Key Performance Factors for the month ended
August 31, 1999.

99.37. Series 1998-G Key Performance Factors for the month ended
August 31, 1999.

99.38. Series 1998-I Key Performance Factors for the month ended
August 31, 1999.

99.39. Series 1998-J Key Performance Factors for the month ended
August 31, 1999.

99.40. 	Series 1999-A Key Performance Factors for the month ended
August 31, 1999.

99.41. Series 1999-B Key Performance Factors for the month ended
August 31, 1999.

99.42. Series 1999-D Key Performance Factors for the month ended
August 31, 1999.

99.43. Series 1999-E Key Performance Factors for the month ended
August 31, 1999.

99.44. Series 1999-G Key Performance Factors for the month ended
August 31, 1999.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     September 14, 1999


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President